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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 1997
                                                         -----------------

                               ST. JOE CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


 Florida                             1-10466                 59-0432511
 --------------------------------    ------------            ------------------
 (State or other jurisdiction of     (Commission             (I.R.S. Employer )
 Incorporation)                       File No.)              Identification No.)

 Suite 400, 1650 Prudential Drive
 Jacksonville, Florida                                       32207
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 (Address of principal executive offices)                    (Zip Code)

 Registrant's telephone number, including area code:         (904) 396-6600
                                                             --------------



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Item 5. Other Events

Incorporated by reference is a press release issued by the Registrant on December 6, 1997, attached as Exhibit 99, providing information concerning the Registrant's announcement to sell to the federal government approximately 50,000 acres of Talisman Sugar Corporation.

Item 7. Financial Statements and Exhibits

(c) Exhibit
Exhibit 99 - Press release issued December 6, 1997



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            St. Joe Corporation

Date   December 10, 1997                        By: /Charles A. Ledsinger/
    ------------------------                       ------------------------
                                                Senior Vice President
                                                Chief Financial Officer